2nd Quarter Earnings Conference 1 July 8, 2013 Exhibit 99.2 [Alcoa logo] [Alcoa logo]

Cautionary Statement

[Alcoa logo] [Alcoa logo]
Forward-Looking Statements
This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements. Forward-looking statements include those containing such words as “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “should,” “targets,” “will,” or other words of similar meaning. All statements that reflect Alcoa’s expectations, assumptions, or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, forecasts concerning global demand growth for aluminum, end-market conditions, supply/demand balances, and growth opportunities for aluminum in automotive, aerospace and other applications, trend projections, targeted financial results or operating performance, and statements about Alcoa’s strategies, outlook, and business and financial prospects. Forward-looking statements are subject to a number of known and unknown risks, uncertainties, and other factors and are not guarantees of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: (a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina; (b) deterioration in global economic and financial market conditions generally; (c) unfavorable changes in the markets served by Alcoa, including automotive and commercial transportation, aerospace, building and construction, distribution, packaging, defense, and industrial gas turbine; (d) the impact of changes in foreign currency exchange rates on costs and results, particularly the Australian dollar, Brazilian real, Canadian dollar, euro, and Norwegian kroner; (e)
increases in energy costs, including electricity, natural gas, and fuel oil, or the unavailability or interruption of energy supplies; (f) increases in the costs of other raw materials, including calcined petroleum coke, caustic soda, and liquid pitch; (g) Alcoa’s inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations (including moving its alumina refining and aluminum smelting businesses down on the industry cost curves and increasing revenues in its Global Rolled Products and Engineered Products and Solutions segments) anticipated from its restructuring programs and productivity improvement, cash sustainability, and other initiatives; (h) Alcoa's inability to realize expected benefits, in each case as planned and by targeted completion dates, from sales of non-core assets, or from newly constructed, expanded, or acquired facilities, including facilities supplying aluminum-lithium capacity, or from international joint ventures, including the joint venture in Saudi Arabia; (i) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products, including unfavorable changes in laws and governmental policies, civil unrest, or other events beyond Alcoa’s control; (j) the outcome of contingencies, including legal proceedings, government investigations, and environmental remediation; (k) the business or financial condition of key customers, suppliers, and business partners; (l) adverse changes in tax rates or benefits; (m) adverse changes in discount rates or investment returns on pension assets; (n) the impact of cyber attacks and potential information technology or data security breaches; and (o) the other risk factors summarized in Alcoa's Form 10-K for the year ended December 31, 2012 and other reports filed with the Securities and Exchange Commission. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.
Non-GAAP Financial Measures
Some of the information included in this presentation is derived from Alcoa’s consolidated financial information but is not presented in Alcoa’s financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation and on our website at
www.alcoa.com under the “Invest” section. Any reference during the discussion today to EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix and on our website.

Continuing to deliver
Strong underlying
Operational
Performance in
2Q 2013
Strong underlying performance offset by special items
3
2Q 2013 Overview
[Alcoa logo]
Strong revenue despite lower metal prices
Record Profitability in the
Downstream;
ATOI up 23% YOY
Alcoa Value-Add businesses in 1H 2013:
57% total Revenue and 80% Segment ATOI
$539 million in Productivity across all business segments
Days working capital hits record 2Q
low;
6 days lower than prior year [~$400 million cash]
Cash from operations of $514 million;
Positive free cash flow of $228 million
Strong liquidity; $1.2 billion cash on hand
including $566 million debt reduction in the quarter
Special items offset strong operational results,
primarily restructuring related and resolving a legacy legal matter year-over-year

William Oplinger Executive Vice President and Chief Financial Officer 4 July 8, 2013 [Alcoa logo] [Alcoa logo]

Income Statement Summary

See appendix for Adjusted Income reconciliation
$ Millions, except aluminum prices and per-share amounts
2Q12 1Q13 2Q13
Sequential
Change
Realized Aluminum Price ($/MT) $2,329 $2,398 $2,237 ($161)
Revenue $5,963 $5,833 $5,849 $16
Cost of Goods Sold $5,154 $4,847 $4,933 $86
COGS % Revenue 86.4% 83.1% 84.3% 1.2 % pts.
Selling, General Administrative, Other $245 $251 $254 $3
SGA % Revenue 4.1% 4.3% 4.3% 0.0 % pts.
Other Expense (Income), Net $22 ($27) $19 $46
Restructuring and Other Charges $15 $7 $244 $237
Effective Tax Rate (216.7%) 27.4% (16.5%) (43.9 % pts.)
Net (Loss) Income ($2) $149 ($119) ($268)
Net (Loss) Income Per Diluted Share $0.00 $0.13 ($0.11) ($0.24)
Income per Diluted Share excl Special Items $0.06 $0.11 $0.07 ($0.04)
[Alcoa logo]

Restructuring and Other Special Items
See appendix for Adjusted Income reconciliation

$ Millions, except per-share amounts
1Q13 2Q13
Income Statement
Classification
Segment
Income (Loss) from Continuing Operations $149 ($119)
Income (Loss) Per Diluted Share $0.13 ($0.11)
Restructuring-Related ($5) ($113) Restructuring and COGS
Corporate /
Primary Metals
Government Investigation Reserve
- ($62)
Restructuring Corporate
Discrete Tax Items $19 ($11)
Income Taxes and
Noncontrolling Interest
Corporate
Mark-to-Market Energy Contracts $9 ($9) Other Income, Net Corporate
Massena Fire $5 - Revenue and COGS
Primary
Metals/EPS
Special Items $28 ($195)
Income from Continuing Ops excl Special Items $121 $76
Income per Diluted Share excl Special Items $0.11 $0.07
[Alcoa logo]

Performance offsets 67% of market and cost headwinds
See appendix for Adjusted Income reconciliation

Net Income Excluding Restructuring & Other Special Items (millions)
Market
-$120m
Performance
+$90m
Cost Headwinds
-$15m
45
44
24
43
76
121
2Q 2013
Energy Price
/  Mix
1 150
1Q 2013
Volume
30
LME
4
Cost
Increases
/ Other
Raw
Materials
Productivity Currency
[Alcoa logo]

Record results for Engineered Products and Solutions
2Q13 Actual and 3Q13 Outlook - EPS
[Alcoa logo]
$ Millions
Best ever
ATOI
Quarter
Highest ever Quarter for adjusted
EBITDA margin
Revenue up 3%
year-over-year driven by
strong
aerospace growth
and
share gains
across all markets
ATOI up 23%
year-over-year driven by
productivity
and
Aerospace volume
offsetting lower
Truck build rates
and weaker European
Non-Residential Construction
N.A.
Non-Residential Construction
sees
gradual
recovery;
deterioration in
European
market continues
European summer slowdown
across all sectors
Weaker European Industrial Gas Turbine
market
Share gains
through
innovation
continue across all
sectors
ATOI
expected
flat sequentially
with continued
productivity improvements
offset by seasonal cost
impacts
$ Millions 2Q 12 1Q 13 2Q 13
3 rd Party Revenue
1,420 1,423 1,468
ATOI*
157 173 193
Adjusted EBITDA Margin*
19.2% 20.9% 22.2%
2
nd
Quarter Results
2 Quarter Business Highlights
3 Quarter Outlook 2 Quarter Performance Bridge
$14
Price / Mix
$0
Volume
$9
1Q 13
$173
-$3
Cost Increase
$193
2Q 13 Productivity
nd
nd
rd
See appendix for Adjusted EBITDA reconciliation.  * Prior period amounts have been revised to conform to the current period presentation.  See appendix  for additional information.

Global Rolled Products impacted by lower metal price

2Q13 Actual and 3Q13 Outlook - GRP
[Alcoa logo]
Aero plate shipments
impacted by high OEM
inventories
Auto demand
expected to continue growing strongly
Pricing/demand pressures continue
in European &
N.A. Industrials, Brazing, and China markets
Productivity gains to continue
ATOI
expected to be relatively
flat excluding FX
and
assuming
no change in metal
price sequentially
$ Millions 2Q 12 1Q 13 2Q 13
3
rd
Party Revenue 1,913 1,779 1,877
ATOI* 78 81 79
Adjusted EBITDA/MT* 341 385 322
Unfavorable impacts
from lower
metal price
Aerospace and Auto
demand remained strong
Seasonal demand increased
in packaging
Productivity improvements continued
Days working capital
improved 7 days year-over-year
$ Millions
2 nd Quarter Results 2 Quarter Business Highlights
3
rd
Quarter Outlook 2 Quarter Performance Bridge
$6 $30
$81
Metal
-$33
1Q 13 2Q 13
$79
Other
$5
Productivity Price/Mix
-$7
Volume Currency
-$3
nd
nd
See appendix for Adjusted EBITDA reconciliation.  * Prior period amounts have been revised to conform to the current period presentation.

Alumina performance more than offsets market impact

2Q13 Actual and 3Q13 Outlook - Alumina
[Alcoa logo]
53%
of 3 rd party shipments on
spot or alumina price
index with
30 day lag
for 2013
Caustic
costs continues to improve
Mining costs to continue at higher level due to
two
crusher locations in Australia
and
mining costs in
Suriname
Productivity improvements
to continue
2Q 12 1Q 13 2Q 13
Production (kmt) 4,033 3,994 4,161
3rd
Party Shipments (kmt) 2,194 2,457 2,328
3rd
Party Revenue ($ Millions) 750 826 822
ATOI ($ Millions) 23 58 64
-$31m +$37m
$5
$19
$34
$7
$64
$58
-$17
Energy Prod-
uctivity
Price
/Mix
Volume Currency
$29
1Q 13
-$60
-$11
Cost
Increase
2Q 13 Suriname
/Myara
LME
Market
Performance
$ Millions
2
nd
Quarter Results 2
nd
Quarter Business Highlights
3
rd
Quarter Outlook 2
nd
Quarter Performance Bridge
Production increase
due to additional day in quarter
Price Index
and
spot pricing
continued positive trend
Productivity improvements
continued
Record
days working capital of
19 days
;
12 day
improvement
year-over-year
Increased costs driven by the
Myara crusher move
(now complete) and
Suriname mining

Primary Metals performs with price, mix and productivity

2Q13 Actual and 3Q13 Outlook – Primary Metals
[Alcoa logo]
2Q 12 1Q 13 2Q 13
Production (kmt)
941 891 896
3
rd
Party Shipments (kmt)
749 705 693
3
rd
Party Revenue ($ Millions)
1,804 1,758 1,620
3rd
Party Price ($/MT)
2,329 2,398 2,237
ATOI ($ Millions)
(3) 39 (32)
$ Millions
Market Performance
-$68m -$3m
2 nd Quarter Results 2 nd Quarter Business Highlights
3
rd
Quarter Outlook 2
nd
Quarter Performance Bridge
2Q 13
-$32
-$32
Energy
$13
Currency Cost
Incr/RM
Price
/Mix & Vol.
$21
LME
-$23
-$81
$18
Rockdale/
Anglesea
1Q 13
$39
$13
Prod-
uctivity
Price/Mix improved as
regional premiums rose
and
value-added product mix
strengthened
Productivity improvements
continued
Power plant outages
in Australia and U.S. completed
Working capital of
19 days
;
2 day improvement
YOY
Alumina pricing
applied cost pressure as
alumina
index stronger
than falling LME aluminum prices
Pricing
to follow
15 day lag
to LME
Production
to remain flat
Increased energy costs
due to
peak consumer
demand
in Europe
Productivity improvements
to continue

Record second quarter days working capital level Days Working Capital since Fourth Quarter 2008 See appendix for days working capital reconciliation 12 [Alcoa logo]

See appendix for Free Cash Flow, Net Debt and Net Debt-to-Capital reconciliations 2 Quarter Cash Flow Overview 13 [Alcoa logo] nd

Key Actions to Execute 2013 Cash Sustainability Program and year-to-date results
On track to meet our targets to maximize cash
On track to meet our targets to maximize cash
14
Maintain 30%-35% Debt-to-Capital
Manage Growth Capital of
$550M
Generate Productivity Gains of
$750M
Target Saudi JV Investment of
$350M
Overarching 2013 Financial Target Taking the right actions
Control Sustaining Capital of
$1.0B
Positive
Free Cash
Flow
$539M
YTD:
$203M
$318M
$75M
34.5%
[Alcoa logo]

Market fundamentals are stable

Global Aluminum Demand Growth at
7%
Market Tightening
On Curtailments
Inventory
is Stable
Regional Premiums Remain Strong
2013 Primary Aluminum Consumption (mmt) and Annualized Growth (%)
Global Inventories vs. LME Price Over Time $
Supply/Demand analysis
See appendix for full scale charts
[Alcoa logo]

Klaus Kleinfeld Chairman and Chief Executive Officer July 8, 2013 [Alcoa logo] [Alcoa logo]

Source: Alcoa analysis
Alcoa End Markets: Current Assessment of 2013 vs. 2012
Growth continues in global end markets
17
North America China Global Europe
9% - 10%
sales growth
1% - 2%
sales growth
4% - 5%
sales growth
3% - 5%
airfoil market
growth rate
7% - 10%
prod growth
8% - 12%
sales growth
8% - 10%
sales growth
2% - 3%
sales growth
4% - 6%
sales decline
2% - 5%
prod decline
3% - 8%
prod decline
2% - 5%
prod growth
2% - 3%
sales decline
Aerospace
Automotive
Heavy Truck &
Trailer
Beverage Can
Packaging
Commercial Building
and Construction
Industrial Gas
Turbine
9% - 13%
prod decline
12% - 16%
prod growth
1% - 2%
sales growth
1% - 4%
prod growth
3% - 8%
prod growth
[Alcoa logo]

Alcoa shines at the Paris Air Show

Commercial Aerospace cycle remains robust
Alcoa announces achievements
900+ new orders and commitments for Airbus and Boeing valued at ~$135B
•
8 year backlog
•
Demand driven by emerging markets and fuel efficiency
Boeing B787-10 launched
with 102 commitments
•
Will compete head-on against  A350-900
Significant order for Airbus A380
•
MOU for 20 A380s from Doric Finance Corp
Boeing B737 Max timeline accelerated by 3 to 6 months
Strong engine orders and commitments
•
Pratt: 1,000+ engines;  GE & Partners: $26B in deals;  Rolls: $5B in deals
Fastening Systems contract with Aircelle for engine nacelle latches
Formed ‘Closed-Loop’
program with Boeing
to boost aluminum recycling
Alcoa
Kitts Green facility Aluminum Lithium expansion complete
Source: The Wall St Journal; 6/20, Aviation International News, 6/17, Seattle Times, 6/19, Reuters, 6/17, Leeham News & Comment 6/19
[Alcoa logo]

Alcoa Blue flies from nose to tail 19 [Alcoa logo]

Alcoa technology enables strong position on CFRP aircraft 20 Note: CFRP refers to carbon fiber reinforced plastic fastened panels [Alcoa logo]

Innovation drives higher Alcoa content on CFRP aircraft 21 [Alcoa logo]

Alcoa’s content runs from bumper to bumper Alcoa participation in automotive parts 22 [Alcoa logo]

Smart utilization of an existing rolling mill Source: Ducker Worldwide , IHS , Alcoa analysis *Extrapolated based on IHS 2020 forecast 23 [Alcoa logo]

Maximize cash position for ramp
down and ramp up, considering:
• Operational flexibility
• Power flexibility
• Repowering impact
• Community impact
Smelting:
Utilize
material in
inventory to
reline,
but do not
restart pots
Targeted smaller
curtailments
based upon cost &
strategic
situation
Full curtailment
of selected plants
Permanent
shutdowns of
selected plants
Smelting curtailment steps
Production Curtailments: Tiered Approach
Reviews follow guiding principles
Upstream taking actions to improve cost position
24
Dependent on
business
conditions
Refining system also under review
Fusina
Baie Comeau Soderberg
13% of capacity currently idle
291kmt
permanently closed in 2012
Announced 460kmt
under review:
Includes Baie Comeau 105kmt closure
Additional shutdown:  Fusina 44kmt
[Alcoa logo]

Multiple levers capture savings across the organization

Productivity levers and year-over-year productivity* savings, $M
GPP: Combined Alumina and Primary Metals segments; GRP: Global Rolled Products; EPS: Engineered Products and Solutions; COR: Corporate
*All figures are pretax and pre-minority interest. 2009/2010 represent net productivity; 2011-2013 represent gross productivity
[Alcoa logo]
Shared Services
Leverage
Manage
SG&A spend
Purchasing Advantage
Spend Reduction
Teams/
Specifications
Supplier
Summits
Productivity Levers
Overhead Cost
Reductions
Procurement
Savings
Process
Productivity
Process
Technology
Lean
Manufacturing
Lower Cost
Countries
250
109
172
8
750
2012
1,291
2011
1,099
2010
742
2009
2,410
1H13
Actual
539
2013
Target
EPS (32%)
GRP (20%)
GPP (46%)
72% of target
captured in
1H 2013
COR (2%)

Rigorous tracking from Idea to Cash

Standardized system for productivity management and system advantages
Cascaded throughout Alcoa
Incorporated into daily operations
Integrated stakeholder accountability
~12,900 action plans identified for
2013
Visibility on plan progress
Results monitored from shop floor to
corporate finance
Degrees of Implementation Process
Enforcing discipline to capture savings and enhance cash flow
[Alcoa logo]
Savings
targets for
each
business and
resource
Specific
parties held
accountable
to implement
steps and
ensure results
Steps to
achieve
savings are
filled in as
idea takes
shape
System
captures
productivity
ideas at
“brainstorm”
stage
Target
Setting
Action Plan
Idea
Generation
Monitoring
& Reporting

Recycling & Casting
On-site at Barberton
Smelting and Casting
Massena
27
On-site recycling & casting facility lowers cost and emissions
Third-party scrap recycling
New York, Ontario, Michigan
Supply chain simplification New Process Benefits
Supply chain simplification drives cost and environmental benefits
Forging Facility
Cleveland
Machining, Finishing
Barberton
Process: Forgings Billet Scrap
100M lbs. scrap recycled on-site
Casting 1/3 of annual billet demand
5% savings on annual billet cost
Lower 3rd party recycling costs
Improved casting yields
Lower processing costs
• 50% less labor
• 25% less energy
Reduced transportation costs
17.3M lbs. lower CO2 emissions
Offsets carbon footprint
of ~500 U.S. households
[Alcoa logo]

Portfolio
Management
Supplier
Diversification
Specification
Optimization
Challenge
current positions
with
alternative supplier programs
Procurement pulls different levers to generate savings
28
Examples of savings levers & impacts
Direct cost savings: carbon strategy
Indirect cost savings: facility maintenance
Optimize
product mix; arbitrage
make or buy
Saved 14% of YTD spend AND
$30M
working capital improvement
Saved 8% of YTD spend
Optimize costs while balancing
efficiencies
Supplier Base
Optimization
Work Scope
Standardization
Drive Services
Strategy
Reduce service usage by
standardizing scope of work
Consolidate supplier base and
perform frequent re-bidding process
Optimize planned maintenance and
improve service provider utilization
[Alcoa logo]

“Four Plants, One Business” project drives overhead savings 29 Spain upstream operations and the building blocks to a leaner organization [Alcoa logo]

Creating value by focusing on the things we can control

Continuing focus on productivity and cash generation
Executing cost competitive strategy to win in commodity market
Building strong growth
platforms in our
Value-Add
businesses
[Alcoa logo]

31 [Alcoa logo]

Kelly Pasterick Director, Investor Relations Alcoa 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 www.alcoa.com Additional Information 32 [Alcoa logo]

Annual Sensitivity Summary
Currency Annual Net Income Sensitivity
+/- $100/MT = +/- $240 million
LME Aluminum Annual Net Income Sensitivity
Australian $ +/- $11 million
per 0.01 change in USD / AUD
Brazilian $ +/- $  3 million
per 0.01 change in BRL / USD
Euro € +/- $  2 million
per 0.01 change in USD / EUR
Canadian $ +/- $  5 million
per 0.01 change in CAD / USD
Norwegian Kroner +/- $  5 million
per 0.10 change in NOK / USD

[Alcoa logo]

Revenue Change by Market
3%
9%
9%
3%
1%
(2%)
10%
(0%)
(0%)
(8%)
5%
9%
6%
(11%)
(3%)
7%
(1%)
(30%)
10%
(10%)
17%
3%
7%
6%
8%
2%
14%
1%
14%
28%
Aerospace
Automotive
B&C
Comm. Transport
Industrial Products
IGT
Packaging
Distribution/Other
Alumina
Primary Metals
2Q’13 Third-Party Revenue
Sequential
Change
Year-Over-Year
Change

[Alcoa logo]

Reconciliation of ATOI to Consolidated Net Income (Loss)
Attributable to Alcoa
(in millions)
1Q12 2Q12 3Q12 4Q12 2012 1Q13 2Q13
   Total segment ATOI* $     304  $     255  $     224  $     574  $  1,357  $     351  $     304
   Unallocated amounts (net of tax):
      Impact of LIFO – 19 (7) 8 20 (2) 5
      Interest expense (80) (80) (81) (78) (319) (75) (76)
      Noncontrolling interests (5) 17 32 (15) 29 (21) 29
      Corporate expense (64) (69) (62) (87) (282) (67) (71)
      Restructuring and other charges (7) (10) (2) (56) (75) (5) (211)
      Other* (54) (134) (247) (104) (539) (32) (99)
   Consolidated net income (loss) attributable to
Alcoa $       94 $        (2) $    (143) $     242 $     191 $     149 $    (119)
* On January 1, 2013, management revised the inventory-costing method used by certain locations within the Global Rolled Products and
Engineered Products and Solutions segments, which affects the determination of the respective segment’s profitability measure, ATOI.
Management made the change in order to improve internal consistency and enhance industry comparability.  This revision does not impact the consolidated results of Alcoa.  Segment information for all prior periods presented was revised to reflect this change.

[Alcoa logo]

Reconciliation of Adjusted Income

[Alcoa logo]
Net income attributable to Alcoa – as adjusted is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and other special items (collectively, “special items”). There can be no assurances that additional special items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both Net (loss) income attributable to Alcoa determined under GAAP as well as Net income attributable to Alcoa – as adjusted.
* Discrete tax items include the following:
• for the quarter ended June 30, 2013, a charge related to prior year taxes in Spain and Australia ($10), a benefit for a tax rate change in Jamaica ($2), and a net charge for other miscellaneous items ($3);
• for the quarter ended March 31, 2013, a benefit related to the reinstatement under the American Taxpayer Relief Act of 2012 of two tax provisions that will be applied in 2013 to Alcoa’s U.S income tax return for calendar year 2012 ($19); and
• for the quarter ended June 30, 2012, a charge related to prior year U.S. taxes on certain depletable assets ($8) and a net charge for other miscellaneous items ($2).
** Other special items include the following:
• for the quarter ended June 30, 2013, a net unfavorable change in certain mark-to-market energy derivative contracts ($9) and the write off of inventory related to the permanent closure of two potlines at a smelter in Canada and a smelter in Italy;
• for the quarter ended March 31, 2013, a net favorable change in certain mark-to-market energy derivative contracts ($9) and a net insurance recovery related to the March 2012 cast house fire at the Massena, NY location ($5); and
• for the quarter ended June 30, 2012, a litigation reserve ($18), uninsured losses related to fire damage to the cast house at the Massena, NY location ($12), and a net increase in the environmental reserve related to the Grasse River remediation in Massena, NY and remediation at two former locations, East St. Louis, IL and Sherwin, TX ($13).

Reconciliation of Alcoa Adjusted EBITDA

[Alcoa logo]
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Alumina Adjusted EBITDA

[Alcoa logo]
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other nonoperating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.
The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Primary Metals Adjusted EBITDA

[Alcoa logo]
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.
Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and
Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other nonoperating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Global Rolled Products Adjusted
EBITDA

[Alcoa logo]
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.
Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
* On January 1, 2013, management revised the inventory-costing method used by certain locations within the Global Rolled Products segment, which affects the determination of the segment’s profitability measure, ATOI.  Management made the change in order to improve internal consistency and enhance industry comparability.  This revision does not impact the consolidated results of Alcoa.  Segment information for all prior periods presented was revised to reflect this change.

Reconciliation of Engineered Products and Solutions
Adjusted EBITDA

[Alcoa logo]
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to
Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The
Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
*   On January 1, 2013, management revised the inventory-costing method used by certain locations within the Engineered Products and Solutions segment, which affects the determination of the segment’s profitability measure, ATOI.  Management made the change in order to improve internal consistency and enhance industry comparability.  This revision does not impact the consolidated results of Alcoa.
Segment information for all prior periods presented was revised to reflect this change.

Reconciliation of Free Cash Flow

[Alcoa logo]
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.  It is important to note that Free Cash Flow does  not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

Reconciliation of Free Cash Flow, con’t

[Alcoa logo]
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations. It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

Days Working Capital

[Alcoa logo]
Days Working Capital = Working Capital divided by (Sales/number of days in the quarter).
*  The deferred purchase price receivable relates to an arrangement to sell certain customer receivables to a financial institution on a recurring basis. Alcoa is adding back this receivable for the purposes of the Days Working Capital calculation.

Reconciliation of Net Debt

[Alcoa logo]
Net debt is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management assesses Alcoa’s leverage position after factoring in available cash that could be used to repay outstanding debt.

Reconciliation of Net Debt-to-Capital

[Alcoa logo]
Net debt-to-capital is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management assesses Alcoa’s leverage position after factoring in available cash that could be used to repay outstanding debt.

Composition of Upstream Production Costs

1 Natural gas information corresponds to Point Comfort, as Australia is priced on a rolling 16 quarter average
[Alcoa logo]
Fuel Oil
14%
Natural gas
10%
Caustic
11%
Bauxite
23%
Conversion
42%
Input Cost Inventory flow
Pricing
convention
Annual ATOI
Sensitivity
Fuel oil 1 – 2 months Prior month $4m per $1/bbl
Natural gas N/A
Spot¹
$16m per $1/GJ
1
Caustic soda 3 - 6 months
Spot & semi-
annual
$9m per
$10/DMT
Refining Cost Structure
Alumina
33%
Carbon
14%
Power
24%
Materials
6%
Conversion
23%
Smelting Cost Structure
Input Cost Inventory flow Pricing convention
Annual ATOI
Sensitivity
Coke 1 - 2 months
Spot, quarterly &
semi-annual
$9m per
$10/MT
Pitch 1 - 2 months
Spot, quarterly &
semi-annual
$2.5m per
$10/MT

Global Aluminum Demand Growth of 7%

2013 Primary Aluminum Consumption (mmt), Annualized Growth (%)
6%
5%
4%
4%
6%
4%
9% 10%
9%
11%
1%
13%
-1% -2%
11% 9%
2% 2%
4% 4%
2012
2013E
23.0
6.5
6.2
4.0
2.0
1.9
1.9
1.0
1.0
49.4 mmt
(1) Other includes Africa, E.Europe, Latin America ex Brazil and Oceania
China
Europe
North America
North Asia
India
SE Asia
MENA
Russia
Brazil
Other ¹
1.9
2013 Global Demand
Growth Rate 7%
(World ex China 4%)
[Alcoa logo]

2013E Aluminum Supply/Demand Balance
2013E Aluminum Supply/Demand Balance
‘000 mt China Rest of World
2013 Production (May annualized)
22,120 25,490
2013 Production to be added 1,180 1,035
2013 Capacity to be curtailed (590) (130)
Total supply 22,710 26,395
Demand (23,000) (26,420)
Net  Balance (290) (25)
2013E Alumina Supply/Demand Balance
2013E Alumina Supply/Demand Balance
‘000 mt China Rest of World
2013 Production (Apr annualized)
41,160 54,070
2013 Production to be added - 1,550
2013 Capacity to be curtailed - (150)
Imports/(exports) 3,400 (3,400)
Total supply
44,560 52,070
Demand (44,560) (51,940)
Net  Balance 0 130
Source: Alcoa analysis, Brook Hunt, CRU, CNIA, NBS, Chinese Customs
Market Continues to Tighten On Curtailments
1Q2013
Deficit
(100)
1Q2013
Surplus
155
Supply Demand
Deficit
(315)
Supply
Demand
Surplus
130
[Alcoa logo]

Inventory is Stable

Global Inventories vs. LME  Price Over Time $
$1,250
$1,450
$1,650
$1,850
$2,050
$2,250
$2,450
$2,650
$2,850
$3,050
$3,250
7
14
21
28
35
42
49
56
63
70
77
84
91
98
105
Producer Japan Port Off Exchange China Incl SRB
LME On Warrant Cancelled Warrants LME 3 Mon
Days of
Consumption
108 days
LME Price
$2,214/MT
Days of
Consumption
83 days
LME Price
$2,686/MT
Global Inventories
Decline 31 days
from the ’09 peak
Days of
Consumption
Days of
Consumption
77 days
LME Price
$1,857/MT
$ per metric ton
[Alcoa logo]

Regional Premiums Remain Strong

Source: Month end pricing - Platts Metals Week and Metal Bulletin
$0
$50
$100
$150
$200
$250
$300
$0
$50
$100
$150
$200
$250
$300
Regional Premiums over time $ per metric
ton
$ per metric
ton
Region End of Q2’13
Europe $285/MT
Japan $250MT
Midwest USA $261/MT
Year on Year Change
Europe   +12%
Japan   +6%
Midwest USA   +16%
[Alcoa logo]